                                                Loan No. 1285TZL
        AMENDED, RESTATED AND CONSOLIDATED PROMISSORY NOTE

$26,650,000.00                         December 13, 1996

     FOR VALUE RECEIVED, the undersigned, PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP, a California limited partnership, and MONTROSE OFFICE PARK JOINT VENTURE, a Maryland joint venture (collectively, "Borrowers"), promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender"), having an office at 333 South Grand, Suite 900, Los Angeles, California 90071, the principal sum of Twenty-Six Million Six Hundred Fifty Thousand and No/100 Dollars ($26,650,000.00) (the "Loan") or so much thereof as may from time to time be owing hereunder by reason of advances by Lender to or for the benefit or account of Borrowers, with interest thereon, per annum, at the Effective Rate (as it may change from time to time) calculated in accordance with the terms and provisions of the Fixed Rate Agreement attached hereto and made a part hereof as Exhibit A (based on a 360-day year and charged on the basis of actual days elapsed). All sums owing hereunder are payable in lawful money of the United States of America, in immediately
available funds.   All payments to be made hereunder shall be paid to Lender
at such place as may be designated in writing by Lender, or as Lender may otherwise direct.

     Interest accrued on this note ("Note") shall be due and payable on the first day of each month commencing with the first month after the date ("Initial
Disbursement Date") that Lender advances any funds under this Note to the closing escrow maintained by Chicago Title Insurance Company (or its affiliate,
Chicago Title & Trust Co.). Interest shall commence to accrue on the Initial Disbursement Date, notwithstanding the fact that Chicago Title Insurance
Company (or its affiliate, Chicago Title & Trust Co.)
may refund to Lender any funds advanced by Lender.

     If any interest payment or principal payment required hereunder is not received by Lender on or before the fifteenth (15th) calendar day of the month in which it becomes due, Borrowers shall pay, at Lender's option, a late or collection charge equal to four percent (4%) of the amount of such unpaid interest or principal payment.

LENDER IS THE HOLDER OF THAT CERTAIN PROMISSORY NOTE
DATED AS OF DECEMBER 17, 1986, IN ORIGINAL PRINCIPAL
AMOUNT OF FOURTEEN MILLION TWO HUNDRED TEN THOUSAND AND
NO/100S DOLLARS ($14,210,000.00) MADE AND GIVEN BY
MONTROSE OFFICE PARK JOINT VENTURE, A MARYLAND JOINT
VENTURE TO AND IN FAVOR OF THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY, A TEXAS CORPORATION ("ORIGINAL
NOTE").  THIS NOTE IS, AMONG OTHER THINGS, AN
AMENDMENT, RESTATEMENT AND CONSOLIDATION OF THE
ORIGINAL NOTE IN ITS ENTIRETY.

                                                Loan No. 1285TZL
     Subject to Lender's right to accelerate the entire principal balance of this Note upon the occurrence of a Default (as defined in the Loan Agreement), the outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable in full on the Maturity Date (as defined in the Loan Agreement).

     This Note is secured by, among other things, certain deeds of trust (collectively, the "Security
Documents"), all as more specifically provided for in the Loan Agreement.

     If: (a) Borrowers shall fail to pay any sum due hereunder or under any other Loan Document (as defined in the Loan Agreement) within five (5) days after receipt of written notice that the same is due (said written notice shall be deemed to include any monthly invoice or billing statement sent by Lender to Borrowers); or (b) a Default shall occur under the Loan
Agreement, any of the Security Documents or any other
Loan Document; THEN Lender may, at its sole option, declare all sums owing under this Note immediately due and payable; provided, however, that if any Loan
Document provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that Loan Document.

     If any attorney is engaged by Lender to enforce, defend or otherwise render advice with respect to any provision of this Note, any of the Security Documents, the Loan Agreement or any other Loan Document or as a consequence of any breach or Default under this Note, any of the Security Documents, the Loan Agreement or any other Loan Document, with or without the filing of any legal action or proceeding, then Borrowers shall pay to Lender (immediately upon demand) all reasonable attorneys' and paralegals' fees and expenses (both internal and external) and court costs, and all other costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys' and paralegals' fees and expenses and court costs had been added to the principal.

     No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note, the Loan Agreement, any of the Security Documents or any other Loan Document shall constitute a waiver of any breach, default, or failure of condition under this Note, the Loan Agreement, any of the Security Documents or any other Loan Document. A waiver of any term of this Note, the Loan Agreement, any of the Security
Documents or any other Loan Document must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other Loan Document, the terms of this Note shall prevail.

                                                Loan No. 1285TZL
     Except as otherwise provided in any of the Loan
Documents, Borrowers waive: presentment; demand; notice of any change in the rate of interest applicable hereunder, including any change under the terms of the Fixed Rate Agreement; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses or losses and interest thereon; notice of late charges;
and diligence in taking any action to collect any sums owing under this Note or the Guaranty or in any proceeding against any of the rights or interests in or to properties securing payment of this Note.

          BORROWERS HEREBY EXPRESSLY WAIVE ANY RIGHT TO
TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF
ACTION (A) ARISING UNDER THIS NOTE OR ANY OTHER LOAN
DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT
OR FUTURE MODIFICATION THEREOF OR (B) IN ANY WAY
CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS
OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO
THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR
ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR
DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS
RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH
CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW
EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN
CONTRACT OR TORT OR OTHERWISE; AND BORROWERS HEREBY
AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION
OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL
WITHOUT A JURY, AND THAT LENDER MAY FILE AN ORIGINAL
COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS
WRITTEN EVIDENCE OF THE CONSENT OF BORROWERS TO THE
WAIVER OF ANY RIGHT BORROWERS MIGHT OTHERWISE HAVE TO
TRIAL BY JURY.

          IN CONSIDERATION FOR LENDER MAKING THE LOAN,
BORROWERS (INDIVIDUALLY AND COLLECTIVELY) FOR
THEMSELVES, THEIR AGENTS, SUCCESSORS AND ASSIGNS,
HEREBY UNCONDITIONALLY AND ABSOLUTELY WAIVE, RELEASE
AND FOREVER DISCHARGE LENDER, ITS AFFILIATES, OFFICERS,
DIRECTORS, AGENTS, SUCCESSORS AND ASSIGNS FROM ALL
MANNER OF CLAIMS, DEMANDS, DAMAGES, LOSSES, CAUSES OF
ACTION (ALL OF WHATEVER KIND OR NATURE) WHICH EITHER OR
BOTH OF THE BORROWERS MAY HAVE (OR CLAIM TO HAVE) UNDER
OR IN CONNECTION WITH OR ARISING FROM THE ORIGINAL
NOTE, ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION
THEREWITH OR ANY OF THE TRANSACTIONS THAT ARE THE
SUBJECT THEREOF.

     Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of California, except to the extent that Federal laws preempt the laws of the State of California, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any Federal or State
Court within the State of California or in any State where any collateral securing the Loan is located having proper venue and also consent to service of process by any means authorized by law.

                                                Loan No. 1285TZL

     This Note may be voluntarily prepaid in whole or in part. The limitations on liability set forth in
Section 2.8 of the Loan Agreement shall apply with equal force to this Note and the Fixed Rate Agreement attached hereto, and said limitations are incorporated herein by reference as fully and with the same effect as if recited herein at length.

     The obligations of the Borrowers hereunder and under the other Loan Documents to which they are a party are joint and several. Lender may release or settle with either of the Borrowers or its collateral given for the Loan without affecting the continuing liability of the other Borrower. Lender may proceed against either of the Borrowers or its collateral or other assets without proceeding against the other
Borrower or affecting the continuing liability of the other Borrower. Lender may proceed against or release any collateral for the Loan or any guarantor of the obligations of the Borrowers without proceeding against either or both of the Borrowers or affecting the continuing liability of the Borrowers.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY,
EXTEND CREDIT, MODIFY LOAN TERMS OR TO FORBEAR FROM
ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER
WASHINGTON LAW.

     IN WITNESS WHEREOF, Borrowers have executed this
Note by a duly authorized signatory on the date first above written.

BORROWERS:

     Prudential-Bache/Equitec Real Estate Partnership, a
     California limited partnership

     By:  Prudential-Bache Properties, Inc., a Delaware
          corporation, its general partner

          By: /s/ C. A. Piskorowski
              -------------------------
          Its:       Vice President
              -------------------------

     By:  Glenborough Corporation, a California
          corporation, its general partner

          By: /s/ Andrew Batinovich
              -------------------------
          Its:       Chairman/CEO
              -------------------------


     By:  /s/ Robert Batinovich
          -----------------------------
          Robert Batinovich, its general partner

     AND

                                                Loan No. 1285TZL
     Montrose Office Park Joint Venture, a Maryland joint venture

     By:  Prudential-Bache/Equitec Real Estate Partnership, a
          California limited partnership, its joint venturer

          By:  Prudential-Bache Properties, Inc., a Delaware
               corporation, its general partner

               By: /s/ C. A. Piskorowski
                   ---------------------
               Its:       Vice President
                   ---------------------

          By:  Glenborough Corporation, a California corporation,
               its general partner

               By: /s/ Andrew Batinovich
                   ---------------------
               Its:       Chairman/CEO
                   ---------------------

          By:  /s/ Robert Batinovich
               ---------------------
               Robert Batinovich, its general partner

     By:  Montrose Office Park Limited Partnership, a Maryland
          limited partnership, its joint venturer

          By:  Prudential-Bache/Equitec Real Estate Partnership,
               a California limited partnership, its general partner

               By: Prudential-Bache Properties, Inc., a Delaware corporation, its general partner

                    By: /s/ C. A. Piskorowski
                        ---------------------
                    Its:       Vice President
                        ---------------------

               By:  Glenborough Corporation, a California
                    corporation, its general partner

                    By: /s/ Andrew Batinovich
                        ---------------------
                    Its:       Chairman/CEO
                        ---------------------

               By:  /s/ Robert Batinovich
                    -------------------------
                    Robert Batinovich, its general partner

                                                Loan No. 1285TZL
                            EXHIBIT A

                      (FIXED RATE AGREEMENT)

     Exhibit A to Amended, Restated and Consolidated
Promissory Note ("Note"), dated December __, 1996, made by PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP, a
California limited partnership, and MONTROSE OFFICE
PARK JOINT VENTURE, a Maryland joint venture, as Borrowers, to the order of WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Lender.

                             RECITALS

     Borrowers have requested and Lender has agreed to provide a fixed rate option as a basis for calculating the effective rate of interest on amounts owing under this Note. Borrowers acknowledge the following:
(i) Borrowers understand the fixed rate option as provided herein; and (ii) absent the terms and conditions hereof, it would be extremely difficult to calculate Lender's additional costs, expenses, and damages in the event of a breach or Default under any of the Loan Documents or prepayment by Borrowers hereunder. Given the above, Borrowers agree that the provisions herein (including, without limitation, the Fixed Rate Price Adjustment defined below) provide for a reasonable and fair method for Lender to recover its additional costs, expenses and damages in the event of a breach hereunder or any Default under this Note or under any of the other Loan Documents or prepayment by Borrowers.

              1. Rates and Terms Defined. Various rates and terms not otherwise defined herein are defined and described as follows:

          "Alternate Rate" is the rate of interest equal to five percent (5%) in excess of what the Effective Rate would have been had one or more of the events specified in Section 2(b) of this Fixed Rate Agreement not occurred.

          "Fixed Rate" is the rate of interest, rounded upward to the nearest whole multiple of one-hundredth of one percent (.01%), equal to the sum of: (a) the Spread plus (b) the LIBO
          Rate, which LIBO Rate is divided by one (1.00) minus the Reserve Percentage:

                                            LIBO Rate
                                    -----------------------
          Fixed Rate = the Spread + (1 - Reserve Percentage)

          "Fixed Rate Period" shall mean a period of one
          (1) month, in the case of the first such period, commencing on the Initial Disbursement
          Date, and otherwise commencing on the last day of the immediately preceding Fixed Rate Period.
          Each Fixed Rate Period shall end on (but exclude) the day which corresponds numerically to

                                                Loan No. 1285TZL
          the commencement date of such Fixed Rate
          Period in the immediately succeeding month, provided, however, if there is no such numerically corresponding day in the immediately succeeding month, said Fixed Rate
          Period shall end on the last Business Day of said immediately succeeding month. If a Fixed
          Rate Period would otherwise end on a day which is not a Business Day, such Fixed Rate Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding
          Business Day falls in a new calendar month, said Fixed Rate Period shall end on the immediately preceding Business Day.

          "LIBO Rate" is the rate of interest, rounded upward to the nearest whole multiple of one-sixteenth of one percent (.0625%), quoted by Lender as the London Interbank Offered Rate for deposits in U.S. Dollars at approximately
          11:00 a.m. London time, two (2) Business Days prior to the first day of a Fixed Rate Period or a Price Adjustment Date, as appropriate, for purposes of calculating effective rates of interest for loans or obligations making reference thereto for an amount approximately equal to the then outstanding principal amount under this Note (or, as applicable, amounts paid or prepaid and subject to the provisions of Section 4 hereof) and for a period of time approximately equal to a Fixed Rate Period or the time remaining in a Fixed Rate Period on a Price Adjustment Date, as appropriate.

          "Loan Agreement" is that certain Loan Agreement dated as of the date hereof by and among Borrowers and Lender, as said agreement may be modified, amended, restated or supplemented from time to time. All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

          "Prime Rate" is a base rate of interest which Lender establishes from time to time and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. Any change in an Effective Rate due to a change in the Prime
          Rate shall become effective on the day each such change is announced by Lender.

          "Regulatory Costs" are, collectively, future, supplemental, emergency or other changes in Reserve Percentages, assessment rates imposed by the FDIC, or similar requirements or costs imposed by any domestic or foreign governmental authority and related in any

                            Exhibit A

                                                Loan No. 1285TZL
          manner to the Fixed Rate, provided, said amounts are actually paid by (or on behalf of) Lender.

          "Reserve Percentage" is at any time the
          percentage announced by Lender as the reserve percentage under Regulation D for loans and obligations making reference to a Fixed Rate for a Fixed Rate Period or time remaining in a Fixed Rate Period on a Price Adjustment Date, as appropriate. The Reserve Percentage shall be based on Regulation D or other regulations from time to time in effect concerning reserves for Eurocurrency Liabilities from related institutions as though Lender were in a net borrowing position, as promulgated by the Board of Governors of the Federal Reserve System, or its successor.

          "Spread" shall mean three and one-half percent
          (3.50%).

          "Taxes" are, collectively, all withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to the Effective Rate, provided, said amounts are actually paid by (or on behalf of) Lender.

          "Variable Rate" is a floating rate of interest per annum equal to one and one-half percent
          (1.5%) in excess of the Prime Rate.

              2. Effective Rate. The "Effective Rate" upon which interest shall be calculated for this Note shall be equal to the rate described in either paragraph (a) or (b) below, as applicable:

          (a)  Provided no Default exists under the Loan
     Agreement or any of the other Loan Documents (this
     Note is one of the Loan Documents), the Effective
     Rate for each Fixed Rate Period shall be the Fixed
     Rate set in accordance with the provisions hereof, provided, however, if any of the transactions necessary for the calculation of interest at the Fixed Rate should be or become prohibited or unavailable to Lender, or, if in Lender's good faith judgment, it is not possible for Lender to set a Fixed Rate for a Fixed Rate Period, the Effective Rate shall revert to the Variable Rate.

          (b) During such time as a Default exists under the Loan Agreement or any of the other Loan
     Documents (which shall include the expiration of any cure periods provided for in said documents);
     or from and after the date on which
                            Exhibit A

                                                Loan No. 1285TZL
     all sums owing under this Note become due and payable by acceleration or otherwise; or from and after the Maturity Date, then at the option of Lender, the interest rate applicable to the then outstanding principal balance of this Note shall be the Alternate Rate.

              3.    Taxes, Regulatory Costs and Reserve
Percentages. Except as provided for below, upon Lender's demand, Borrowers shall pay to Lender, in addition to all other amounts which may be, or become, due and payable under this Note and the other Loan
Documents, any and all Taxes and Regulatory Costs, to the extent they are not internalized by the calculation of a Fixed Rate. Further, at Lender's option, the Fixed Rate shall be automatically adjusted by adjusting the Reserve Percentage, as determined by Lender in its prudent banking judgment, from the date of imposition
(or subsequent date selected by Lender) of any such Regulatory Costs. Lender shall give Borrowers notice of any Taxes and Regulatory Costs as soon as practi-cable after their occurrence, but Borrowers shall be liable for all Taxes and Regulatory Costs regardless of whether or when notice is so given.

              4.    Fixed Rate Price Adjustment.  Borrowers
acknowledge that prepayment or acceleration of any principal amounts evidenced by this Note during a Fixed
Rate Period shall result in Lender's incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities.
Therefore, except for the payment to be made on the Maturity Date (unless the payment to be made on said date is the result of an acceleration of the amounts owing hereunder), on the date amounts are prepaid and on the date (if any) all sums payable hereunder become due and payable by reason of acceleration ("Price
Adjustment Date"), Borrowers will pay Lender (in addition to all other sums then owing to Lender) an amount ("Fixed Rate Price Adjustment") equal to the then present value of (a) the amount of interest that would have accrued on the amounts paid for the remainder of the applicable Fixed Rate Period at the applicable Fixed Rate, less (b) the amount of interest that would accrue on the same amounts paid if the Fixed
Rate were set on the Price Adjustment Date (and for a Fixed Rate Period equal to the remainder of the applicable Fixed Rate Period). The present value shall be calculated by using as a discount rate the LIBO Rate quoted on the Price Adjustment Date. Notwithstanding the terms and provisions of this section, this section shall not constitute the consent of Lender for Borrowers to make any prepayments of any amounts evidenced by this Note, to the extent said prepayments are otherwise prohibited (or subject to limitations or conditions) under the terms of any of the Loan
Documents.

                            Exhibit A

                                                Loan No. 1285TZL
          By initialing this provision where
          indicated below, Borrowers confirm
          that Lender's agreement to make the
          Loan evidenced by this Note at the
          interest rates and on the other terms
          set forth herein and in the other Loan
          Documents constitutes adequate and
          valuable consideration, given
          individual weight by Borrowers, for
          this agreement.

        BORROWERS' INITIALS: /s/ CAP    /s/ AB     /s/ RB

              5.    Purchase, Sale and Matching of Funds.
Borrowers understand, agree and acknowledge the following: (a) Lender has no obligation to purchase, sell and/or match funds in connection with the use of a LIBO Rate as a basis for calculating a Fixed Rate or Fixed Rate Price Adjustment; (b) a LIBO Rate is used merely as a reference in determining a Fixed Rate and Fixed Rate Price Adjustment; and (c) Borrowers have accepted a LIBO Rate as a reasonable and fair basis for calculating a Fixed Rate and a Fixed Rate Price
Adjustment.  Borrowers further agree to pay the Fixed
Rate Price Adjustment, Taxes and Regulatory Costs, if any, whether or not Lender elects to purchase, sell and/or match funds.

    6.    Payment in Excess of the Maximum Amount
Permitted by Law. If under any circumstances Lender shall ever receive an amount deemed interest by applicable law, which would exceed the maximum amount permissible under applicable usury or such other laws, such amount that would be excessive interest under applicable usury laws or such other laws shall be deemed a payment in reduction of the outstanding principal balance of the Loan and shall be so applied, and shall not be deemed to be the payment of interest;
or if such excessive interest exceeds the outstanding principal balance of the Loan, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrowers or to any other person making such payment on Borrowers' behalf.

     7. Joint and Several Liability. The obligations of the Borrowers hereunder and under the other Loan
Documents to which they are a party are joint and several. Lender may release or settle with either of the Borrowers or its collateral given for the Loan without affecting the continuing liability of the other
Borrower. Lender may proceed against either of the Borrowers or its collateral or other assets without proceeding against the other Borrower or affecting the continuing liability of the other Borrower. Lender may proceed against or release any collateral for the Loan or any guarantor of the obligations of the Borrowers without proceeding against either or both of the Borrowers or affecting the continuing liability of the Borrowers.

                            Exhibit A

                                                Loan No. 1285TZL
     8. Miscellaneous. As used in this Exhibit, the plural shall mean the singular and the singular shall mean the plural as the context requires.

     This Fixed Rate Agreement is executed concurrently with and as part of the Note referred to and described first above.

                            Exhibit A

                                                Loan No. 1285TZL
     IN WITNESS WHEREOF, Borrowers have executed this
Fixed Rate Agreement by a duly authorized signatory on the date first above written.

BORROWERS:

     Prudential-Bache/Equitec Real Estate Partnership, a
     California limited partnership

          By:  Prudential-Bache Properties, Inc., a Delaware
               corporation, its general partner

               By: /s/ C. A. Piskorowski
                   ---------------------
               Its:     Vice President
                   ---------------------

          By:  Glenborough Corporation, a California corporation,
               its general partner

               By: /s/ Andrew Batinovich
                   ---------------------
               Its:      Chairman/CEO
                   ---------------------

          By:  /s/ Robert Batinovich
               ------------------------
               Robert Batinovich, its general partner
     AND

                            Exhibit A

                                                Loan No. 1285TZL
     Montrose Office Park Joint Venture, a Maryland joint venture

     By:  Prudential-Bache/Equitec Real Estate Partnership, a
          California limited partnership, its joint venturer

          By:  Prudential-Bache Properties, Inc., a Delaware
               corporation, its general partner

               By: /s/ C. A. Piskorowski
                   ---------------------
               Its:     Vice President
                   ---------------------

          By:  Glenborough Corporation, a California corporation,
               its general partner

               By: /s/ Andrew Batinovich
                   ---------------------
               Its:      Chairman/CEO
                   ---------------------

          By:  /s/ Robert Batinovich
               -------------------------
               Robert Batinovich, its general partner

     By:  Montrose Office Park Limited Partnership, a Maryland
          limited partnership, its joint venturer

          By:  Prudential-Bache/Equitec Real Estate Partnership,
               a California limited partnership, its general partner

               By:  Prudential-Bache Properties, Inc., a Delaware
                    corporation, its general partner

                    By: /s/ C. A. Piskorowski
                        ---------------------
                    Its:    Vice President
                        ---------------------

               By:  Glenborough Corporation, a California
                    corporation, its general partner

                    By: /s/ Andrew Batinovich
                    -------------------------
                    Its:      Chairman/CEO
                    -------------------------

               By:  /s/ Robert Batinovich
                    -------------------------
                    Robert Batinovich, its general partner

                            Exhibit A
                                8